Exhibit 99.1

Impinj, Inc. Announces Pricing of Offering of $75 Million of 2.00% Convertible Senior Notes Due 2026

SEATTLE – December 12, 2019 – Impinj, Inc. (“Impinj”) (Nasdaq: PI) today announced the pricing of $75 million aggregate principal amount of Convertible Senior Notes due 2026 (the “notes”) in a private offering (the “offering”) to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Impinj also granted the initial purchasers of the notes a 13-day option to purchase up to an additional $11.25 million aggregate principal amount of the notes. The sale of the notes to the initial purchasers is expected to settle on December 16, 2019, subject to customary closing conditions, and is expected to result in approximately $72.6 million in net proceeds to Impinj after deducting the initial purchasers’ discount and estimated offering expenses payable by Impinj (assuming no exercise of the initial purchasers’ option to purchase additional notes).

The notes will be senior, unsecured obligations of Impinj. The notes will bear interest at a rate of 2.00% per year. Interest will be payable semi-annually in arrears on June 15 and December 15 of each year, beginning on June 15, 2020. The notes will mature on December 15, 2026, unless earlier redeemed, repurchased or converted. Impinj may not redeem the notes prior to December 20, 2023. Impinj may redeem for cash all or any portion of the notes, at its option, on or after December 20, 2023, if the last reported sale price of Impinj’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on and including the trading day preceding the date on which Impinj provides notice of redemption at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus any accrued and unpaid interest to, but excluding, the redemption date. No sinking fund is provided for the notes, which means that Impinj is not required to redeem or retire the notes periodically. Holders of the notes will have the right to require Impinj to repurchase for cash all or a portion of their notes upon the occurrence of a fundamental change (as defined in the indenture governing the notes) at a purchase price of 100% of their principal amount plus any accrued and unpaid interest.

The notes will be convertible at an initial conversion rate of 28.9415 shares of Impinj’s common stock, per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $34.55 per share, which represents a conversion premium of approximately 27.5% to the last reported sale price of $27.10 per share of Impinj’s common stock on The Nasdaq Global Select Market on December 11, 2019).

Prior to the close of business on the business day immediately preceding September 15, 2026, the notes will be convertible at the option of the noteholders only upon the satisfaction of specified conditions and during certain periods. On or after September 15, 2026 until the close of business on the second scheduled trading day preceding the maturity date, the notes will be convertible at the option of the noteholders at any time regardless of these conditions. Conversions of the notes will be settled in cash, shares of Impinj’s common stock, or a combination thereof, at Impinj’s election.

In connection with the pricing of the notes, Impinj entered into privately negotiated capped call transactions with certain of the initial purchasers and/or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments, the number of shares of common stock underlying the notes sold in the offering. The capped call transactions are generally expected to reduce potential dilution to Impinj’s common stock upon any conversion of the notes and/or offset any cash payments Impinj is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. The cap price of the capped call transactions will initially be $54.20 per share, which represents a premium of 100% over the last reported sale price of Impinj’s common stock of $27.10 per share on December 11, 2019, and is subject to certain adjustments under the terms of the capped call transactions.

Impinj has been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of Impinj’s common stock and/or enter into various derivative transactions with respect to the common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Impinj’s common stock or the notes at that time. In addition, Impinj expects that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the common stock and/or by purchasing or selling shares of the common stock or other securities of Impinj in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so following any conversion, repurchase or redemption of the notes, to the extent Impinj exercises the relevant election under the capped call transactions). This activity could also cause or avoid an increase or a decrease in the market price of the common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs following a conversion or during any observation period related to a conversion of the notes, could affect the number of shares and value of the consideration that noteholders will receive upon conversion of the notes.

Impinj intends to use approximately $8.8 million of the net proceeds from the offering of the notes to pay the cost of the capped call transactions. If the initial purchasers exercise their option to purchase additional notes, Impinj expects to use a portion of the net proceeds from the sale of such additional notes to enter into additional capped call transactions with the option counterparties. Impinj intends to use approximately $24.0 million of the net proceeds to prepay and terminate its senior credit facility. Impinj intends to use the remainder of the net proceeds from the offering for general corporate purposes.

The notes were only offered to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act by means of a private offering memorandum. Neither the notes nor the shares of Impinj’s common stock potentially issuable upon conversion of the notes, if any, have been, or will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

About Impinj

Impinj (NASDAQ: PI) wirelessly connects billions of everyday items such as apparel, medical supplies, automobile parts, luggage and food to consumer and business applications such as inventory management, patient safety, asset tracking and item authentication. The Impinj platform uses RAIN RFID to deliver timely information about these items to the digital world, thereby enabling the Internet of Things.

Cautionary Language Concerning Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding whether Impinj will issue the notes, the extent, and potential effects, of the capped call transactions, whether the capped call transactions will become effective, the potential dilution to Impinj’s common stock and the expected use of the proceeds from the sale of the notes, and other statements contained in this press release that are not historical facts. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Impinj’s control. Impinj’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Impinj’s filings and reports with the Securities and Exchange Commission (“SEC”), as well as other filings and reports that may be filed by Impinj from time to time with the SEC. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for Impinj’s products may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; Impinj faces intense competition in its market; weakened global economic conditions may adversely affect its industry or customers; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; Impinj’s average selling prices and gross margins may decline and adversely impact its financial performance; Impinj may be unable to adequately protect its intellectual property; changes to the regulatory regime for Impinj’s products and services may harm its business; and other risks and uncertainties. Past performance is not necessarily indicative of future results. Impinj anticipates that subsequent events and developments will cause its views to change. Impinj undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Impinj’s views as of any date subsequent to the date of this press release.